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                                                                    EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, (the "Agreement"), dated as of June ___, 2002, between EVANS SYSTEMS, INC., a Texas corporation (the "Company"), and the undersigned holders of warrants of the Company (individually, a "Holder" and collectively, the "Holders").

                                    RECITALS

     WHEREAS, the Company has issued to the Holders warrants (the "Warrant") to purchase the shares of common stock, par value $.01 per share, of the Company ("Common Stock") as set forth on Schedule A attached hereto; and

     WHEREAS, the Company and the Holders desire to provide for registration rights relating to the securities underlying the Warrant.

     NOW, THEREFORE, in consideration of the mutual representations and agreements set forth in this Agreement, the Company and the Holders hereby agree as follows:

     1. Definitions. Capitalized terms used herein shall have the following respective meanings, unless otherwise provided elsewhere herein:

     "Affiliate" means, with respect to any Person, (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that directly or indirectly controls, is controlled by or is under common control with such Person or any Affiliate of such Person, (iii) each of such Person's officers, directors, joint ventures and partners, and, (iv) the spouse, each sibling and each lineal descendant and ascendant of any such specified Person or any Affiliate of such specified Person. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "Common Stock" shall have the meaning set forth in the recitals in this Agreement.

     "Demand Registration" shall have the meaning given thereto in Section 2.2 hereto.

     "Demand Request" shall have the meaning given thereto in Section 2.2 hereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute from time to time in effect, and any reference to a particular section of such act shall include a reference to the comparable section, if any, of any such similar Federal statute.
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     "Holder" means any holder of the Registrable Securities and any successor or assign or subsequent holder as contemplated hereof.

     "Indemnified Holder" shall have the meaning given thereto in Section 4 hereof.

     "Majority Holders" means, at any time, the Holders of a majority of the Registrable Securities issued or issuable at such time.

     "Market Value" shall have the meaning given thereto in Section 2.1 hereof.

     "Participating Holder" shall have the meaning given thereto in Section 2.2 hereof.

     "Person" means any individual, sole proprietorship, partnership (including a limited partnership), joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, limited liability company, joint stock company, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or other business entity.

     "Piggyback Registration" shall have the meaning given thereto in Section
2.1 hereof.

     "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "Registrable Securities" means, as of any date, (i) any shares of Common Stock issued or issuable upon exercise of the Warrant, and (ii) any shares of Common Stock or any other securities issued or issuable directly or indirectly in respect of any shares of Common Stock described in the preceding clause (i) as a result of any stock splits, stock dividends, reclassifications, recapitalizations, or similar events. Once issued, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act,
(iii) they shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, or (iv) they shall have ceased to be outstanding.

     "Registration Statement" means any registration statement of the Company filed with the SEC under the rules and regulations promulgated under the Securities Act, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

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     "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any successor Rule thereto.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute as from time to time in effect, and any reference to a particular section of such act shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Selling Expenses" means all underwriting discounts, selling commissions, stock transfer taxes, and fees and disbursements of counsel for, and any other Person retained by, the Majority Holders and the Participating Holders, applicable to the securities registered by the Majority Holders and the Participating Holders.

     "Stock" means all shares, options, warrants, general or limited partnership interests, participations or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act), including, without limitation, any securities with profit participation features, and any rights, warrants, options or other securities convertible into or exercisable or exchangeable for any such shares, equity or profits interests, participations or other equivalents, or such other securities, directly or indirectly (or any equivalent ownership interests, in the case of a Person which is not a corporation).

     2. Registration Under the Securities Act.

     2.1 Piggyback Registration Rights. If, at any time and from time to time from and after the date hereof the Company proposes to file a Registration Statement under the Securities Act, with respect to any offering of any of its securities, whether for the Company's own account or for the account of selling security holders (other than a Registration Statement (x) with regard to acquisitions of employee stock options, employee purchase plans or other employee benefit plans on Form S-8 or any successor form thereto or (y) on Form S-4 or any successor form thereto), the Company shall advise the Holders by written notice at least 60 days prior to the filing of such Registration Statement and will, upon the request of any Holder, use its best efforts to cause the number of Registrable Securities then held by such Holder and referred to in such request to be included in such Registration Statement (a "Piggyback Registration"); provided, however, that in the event that the offering pursuant to such Registration Statement shall be underwritten and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration pursuant to a Piggyback Registration exceeds the number of securities that can be sold in the offering without adversely affecting the offering price or the marketing of the Company's securities, the Company may first include in such registration all securities the Company proposes to sell, and the Holders shall accept a reduction (pro rata with any other holders of the Company's equity securities entitled to register such securities on such Registration Statement whose registration rights are not subordinate to the registration rights of the Holders as set forth in this Agreement), on the

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basis of the proportion that the market value (based upon the proposed offering price of such securities or the mid-point of the range of the proposed offering prices, if any, of such securities) (the "Market Value") of each security holder's aggregate securities requested to be registered bears to the Market Value of the aggregate amount of all equity securities (other than those to be sold for the Company's account) as to which registration is sought) in the number of securities to be included in such registration, which reduction may, if necessary, be total; provided, however, that as among all Holders, any such reduction shall be made pro rata among those Holders requesting the registration of their Registrable Securities based on the total number of Registrable Securities so requested by Holders to be registered notwithstanding the foregoing provisions of this Section 2.1 The Company hereby agrees that if a reduction in the total amount of securities to be included in a Piggyback Registration is necessary, the Company must treat the Holders more favorably than any other director, officer or controlling stockholder of the Company seeking rights under a Piggyback Registration. The Company shall keep any Registration Statement contemplated by this Section 2.1 current for a period of nine months from the effective date of such Registration Statement or until such earlier date as all of each Holder's registered Registrable Securities have been sold. In connection with any such Registration Statement, each Holder whose Registrable Securities are included in such Registration Statement will execute and deliver such customary underwriting documents as are reasonably requested by the managing underwriter as a condition to the inclusion of the such Holder's Registrable Securities in such Registration Statement.

     2.2 Demand Registration Rights. (a) Except as provided in Section 2.2(b) below, at any time after the date hereof the Majority Holders may, upon written request (a "Demand Request"), require that the Company effect pursuant to this Agreement the registration of Registrable Securities under the Securities Act (a "Demand Registration") (which Demand Registration shall specify the amount of Registrable Securities so requested to be registered and the intended method of disposition by the Holders delivering such Demand Request the "Initiating Holders"). Within twenty (20) days after receipt of any such Demand Request, the Company will give written notice of such Demand Request to all other Holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests from Holders (the "Participating Holders") for inclusion therein within fifteen (15) business days after the receipt of the Company's notice. The Company will, as expeditiously as reasonably possible, but not later than 60 days after the date of receipt of the Demand Request, use its best efforts to effect the registration under the Securities Act of the Registrable Securities requested to be registered by the Initiating Holders and any Participating Holders, for disposition in accordance with the intended method of disposition stated in such Demand Request. The Company has the right to defer the filing of any such Registration Statement or any amendment to such Registration Statement: (a) in order to enable the Company to prepare necessary financial statements for inclusion in such Registration Statement, including any financial statements of any corporation or other entity which has been or is expected to be acquired (provided that no such deferral shall terminate (i) more than 45 days after the end of the Company's most recently completed fiscal quarter prior to the date of such Demand Request or (ii) more than 90 days after the end of the Company's most recently completed fiscal year if the date of such Demand Request is within Company's first fiscal quarter of any year); (b) in order that the Company not be required to disclose material nonpublic information, provided that delays of the type referred

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to in this clause (b) do not exceed 90 days in the aggregate; or (c) in order that a filing not be made earlier than 180 days after the effective date of any other Registration Statement filed by the Company. If, at the time of the Demand Request, the Company shall be eligible to register the applicable Holders' Registrable Securities on a Form S-3, or any successor form, in a manner which does not require inclusion in any information concerning the Company other than to incorporate by reference its filing under the Exchange Act, the period referred to in clause (c) of the immediately preceding sentence shall be 90 days. The Company shall keep any Registration Statement filed pursuant a Demand Request current and effective until the earlier of (i) nine months from the effective date of such Registration Statement or (ii) such date as each Holder whose Registrable Securities are included therein shall have sold all the registered shares or shall have advised the Company that such Holder no longer desires to sell such shares pursuant to such Registration Statement. The Holders are entitled to two Demand Registrations pursuant to this Section 2.2. The Company shall be entitled to include in any Registration Statement filed pursuant to this Section 2.2: (A) securities of the Company held by any other security holder of the Company, and (B) in an underwritten public offering, securities of the Company to be sold by the Company for its own account; provided, however, that if, after such Registration Statement has been filed, the managing underwriter believes that the inclusion of all securities requested to be included in the proposed underwritten public offering would adversely affect the marketing of the Registrable Securities or, in the case of a distribution that is not an underwritten public offering, the Initiating Holders reasonably believe that the inclusion of all securities requested to be included in such Registration Statement would adversely affect the price at which the Registrable Securities may be sold pursuant to the intended plan of distribution, then the aggregate amount of securities to be offered by the Company and such other security holders of the Company shall be reduced so as to permit the offering of all Registrable Securities requested by the Initiating Holders and the Participating Holders without such adverse effects.

     (b) The Company shall not be obligated to take any action to effect any Demand Registrations after the Company has effected two (2) Demand Registrations pursuant to Section 2.2(a) and each such registration has been declared or ordered effective.

     (c) Notwithstanding any other provision of this Agreement to the contrary, a registration requested pursuant to this Section 2.2 shall not be deemed to have been effected (i) unless it has become effective, provided that a registration that does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal of the Holders whose Registrable Securities are included in such Registration Statement to proceed shall be deemed to have been effected by the Company at the request of Holders unless such Holders shall have elected to pay all Company Registration Expenses in connection with such registration, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by the Holders whose Registrable Securities are included in such Registration Statement, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some wrongful act or omission, or act or omission in bad faith, by the Holders whose Registrable Securities are included in such Registration Statement.

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     2.3 Registration Procedures. If and whenever the Company is required to effect any registration under the Securities Act as provided in Sections 2.1 and
2.2 hereof, the Company shall, as expeditiously as possible:

     (a) prepare and file with the SEC (promptly and, in the case of a Demand Registration within 30 days after the Demand Request, subject to the deferral rights set forth in Section 2.2 hereof) a Registration Statement with respect to such Registrable Securities on a form appropriate to permit the applicable Holders to sell their Registrable Securities in accordance with the intended method of distribution and use its best efforts to cause such Registration Statement to become and remain effective in accordance with this Agreement;

     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such period as is required by Section 2.1 or 2.2, as applicable, and to comply with all the provisions of the Securities Act and the Exchange Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement;

     (c) furnish to counsel for the applicable Holders and each underwriter of the securities being sold, at least five days prior to the filing thereof, such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such counsel may reasonably request, in substantially the form in which they are proposed to be filed with the SEC, in order to facilitate the public sale or other disposition of the Registrable Securities included in such Registration Statement;

     (d) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the applicable Holders or any underwriter of the securities being sold shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holders and such underwriters to consummate the disposition in such jurisdictions of such Registrable Securities included in such Registration Statement, except that the Company shall not for any purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified, or subject itself to taxation in any such jurisdiction;

     (e) use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the applicable Holders to consummate the disposition of such Registrable Securities;

     (f) notify the applicable Holders and any underwriter, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect,

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includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the applicable Holders and each underwriter a reasonable number of copies of a Prospectus supplement or amendment so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and to make available to the applicable Holders and Holders and any underwriter, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first day of the Company's first calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

     (h) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the applicable Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (i) to use its best efforts to furnish to the applicable Holders an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountant (in accordance with SAS 72), addressed to the applicable Holders, in customary form and covering such matters of the type customarily covered by such opinions and "cold comfort" letters as the applicable Holders shall reasonably request;

     (j) make available for inspection by the applicable Holders, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement, and by any attorney, accountant or other agent retained by the applicable Holders or any such underwriter, all reasonably pertinent financial and other records, reasonably pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors, employees and the independent public accountants who have audited its financial statements to supply all information reasonably requested by the applicable Holders or any such underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that the applicable Holders and each such representative, underwriter, attorney, accountant or agent must execute and deliver to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company agreeing to keep any such information and records concerning the Company confidential;

     (k) permit the applicable Holders to participate in the preparation of such registration or comparable statement;

     (l) at or prior to the effective date of the registration use commercially reasonable efforts to (i) secure a CUSIP number for all Registrable Securities, and (ii) cause the Registrable Securities to be listed or included for reporting on the NASDAQ Stock Market, or

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cause the Registrable Securities to be listed on each other national securities exchange, if any, on which any other class of the Company's securities are then listed; and

     (m) in the case of an underwritten offering, enable the Registrable Securities to be in such denominations or such number of shares and registered in such names as the underwriters may reasonably request at least two business days prior to the sale of the Registrable Securities.

     In the case of an underwritten offering, the underwriters shall be selected by the Company and reasonably acceptable to the Holders of a majority of the Registrable Securities to be included in the applicable Registration Statement; provided, however, that the foregoing requirement shall not apply to underwritten offerings effected pursuant to Section 2.1 of this Agreement.

     Each Holder whose Registrable Securities are included in any Registration Statement shall, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) above, forthwith discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder receives copies of the supplemented or amended Prospectus contemplated by said subdivision and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in subdivision (b) above shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each such Holder shall have received the copies of the supplemented or amended Prospectus contemplated by subdivision (f) above.

     Each Holder whose Registrable Securities are included in any Registration Statement shall enter into such customary agreements as requested by the Company in connection with the registration of securities as contemplated by this Agreement.

     Each Holder whose Registrable Securities are included in any Registration Statement shall furnish to the Company in writing such information and documents regarding such Holder and the distribution of such securities as may be required to be disclosed in the Registration Statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdictions referred to in Section 2.3(d) hereof.

     If any such registration or comparable statement refers to any such Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to Holder and presented to the Company in writing, to the effect that the holding by either such Holder of such securities is not to be construed as a recommendation by either the such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event

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that such reference to such Holder by name or otherwise is not required by the
Securities Act or any similar federal statute then in force, the deletion of such reference.

     3. Registration Expenses. In connection with any registration of Registrable Securities pursuant to this Agreement the Company will, whether or not any registration pursuant to this Agreement shall become effective, from time to time promptly upon receipt of bills or invoices relating thereto, pay all expenses (other than Selling Expenses) incident to its performance of or compliance with this Agreement (the "Company Registration Expenses"), including without limitation all registration, filing and NASD fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and other Persons retained by the Company; provided, however, that in all events, each Holder whose Registrable Securities are included in any Registration Statement shall be responsible for the fees and expenses of its counsel and its accountants. The Holders and the Participating Holders shall also be responsible for all Selling Expenses.

     4. Indemnification.

     (a) The Company will, and hereby does, indemnify, to the extent permitted by law, each Holder, its officers and directors, if any, and each Person, if any, who controls the such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder"), against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses under the Securities Act, joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement made in reliance on or in conformity with any information furnished in writing to the Company by such Holder expressly for use therein. If the offering pursuant to any Registration Statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the Indemnified Holders of the Registrable Securities.

     (b) Each Holder agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder furnished in writing by such Holder expressly for use in any Registration

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Statement or Prospectus, or any amendments thereto, or any preliminary
Prospectus; provided, however, that in no event shall the liability of any Holder hereunder be greater in amount than the gross amount of the proceeds from the sale of Registrable Securities by such Holder giving rise to such indemnification obligation.

     (c) If for any reason the indemnification under Section 4(a) or Section 4(b) is unavailable to an indemnified party, then each applicable indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other, or (ii) if the allocation provided by subdivision (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of by the Company, on the one hand, and the Indemnified Holder, on the other, but also the relative benefits received by the Company and the Indemnified Holder as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (d) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 4 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable.

     5. Limitations on Sale or Distribution of Securities. If a registration under this Agreement shall be in connection with an underwritten public offering of securities for the Company's or any security holder's account (other than any Holders), each Holder shall be deemed to have agreed by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, during such period prior and subsequent to the commencement of the offering of securities pursuant to such Registration Statement as may be reasonably requested by the underwriters thereof, and in all cases to otherwise comply with all applicable rules under the Securities Act and the Exchange Act, including, without limitation, Rules 10b-6 and 10b-7 thereunder.

     6. Registration Rights to Others. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall be subordinate to and shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the Holders.

     7. Amendments and Waivers. This Agreement may be amended, and any provision of this Agreement may be waived, by a writing signed by both the Holders and the Company. Each Holder shall be bound by any consent given pursuant to this
Section 7, whether or not any affected Registrable Securities shall have been marked to indicate such consent.

     8. Notices. All notices, demands and other communications given or delivered under this Agreement will be in writing and shall be made by hand delivery, overnight

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courier, first-class mail, or telecopier and will be deemed to have been given when personally delivered, four business days after being mailed by first class mail, return receipt requested, or delivered by express courier service or telecopied (subject to receipt of written confirmation). Notices, demands and communications to the Company and each of the Holders will, unless another address is specified in writing, be sent to the addresses set forth in the Exchange Agreement and, if to a Holder, unless another address is specified in writing, sent to such Holder's address as shown on the books of the Company or its transfer agent.

     9. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

     10. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     11. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. Any Holders may freely assign all or a portion of its rights under this agreement. This Agreement embodies the entire agreement and understanding between the Company and the Holders and supersedes all prior agreements and understandings relating to the subject matter hereof. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                          EVANS SYSTEMS, INC.


                          By:
                             -----------------------------------------
                          Name:
                          Title:


                          CAIN, SMITH & STRONG, L.P.



                          By:
                             --------------------------------------
                          Name:
                          Title:


                          J.L. EVANS, SR.



                          By:
                             --------------------------------------
                          Name:
                          Title:


                          TOM CAIN

                          -----------------------------

                                   SCHEDULE A

                             LIST OF WARRANT HOLDERS

NAME                                        NUMBER OF SHARES
----                                        ----------------
Cain, Smith & Strong, L.P.                    1,600,000

J. L. Evans, Sr.                                175,000

Tom Cain                                      2,400,000